UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2005

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 30, 2005, the Registrant issued a news release announcing the estimated impact of Hurricane Wilma on the Registant's fourth quarter earnings. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 1, 2005, the Registrant issued a news release announcing that the Registrant's executives are scheduled to speak at the Nasdaq 16th Investor Program - Consumer and Finance Forum. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 News Release of Max Re Capital Ltd., dated November 30, 2005.
99.2 News Release of Max Re Capital Ltd., dated December 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

December 2, 2005	By:	Pobert J. Cooney

Name: Pobert J. Cooney
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Max Re Capital Ltd., dated November 30, 2005.
99.2	News Release of Max Re Capital Ltd., dated December 1, 2005.